                                                                    Exhibit 10.4


                               NCRIC GROUP, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

                               TABLE OF CONTENTS
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                                                                                   Page
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INTRODUCTION.....................................................................   1

ARTICLE I
     DEFINITIONS.................................................................   1
     1.01.  "Account"............................................................   1
     1.02.  "Administrative Board"...............................................   1
     1.03.  "Affiliated Company".................................................   2
     1.04.  "Beneficiary"........................................................   2
     1.05.  "Board of Directors".................................................   2
     1.06.  "Code"...............................................................   2
     1.07.  "Company"............................................................   2
     1.08.  "Compensation".......................................................   2
     1.09.  "Effective Date".....................................................   3
     1.10.  "Eligibility Year of Service"........................................   3
     1.11.  "Employee"...........................................................   3
     1.12.  "Employment Commencement Date".......................................   4
     1.13.  "ERISA"..............................................................   4
     1.14.  "Five-Percent Owner".................................................   4
     1.15.  "Highly Compensated Employee"........................................   4
     1.16.  "Hour of Service"....................................................   4
     1.17.  "Leased Employee"....................................................   6
     1.18.  "Participant"........................................................   7
     1.19.  "Period of Service"..................................................   7
     1.20.  "Plan"...............................................................   7
     1.21.  "Plan Year"..........................................................   7
     1.22.  "Retirement Date"....................................................   7
     1.23.  "Reemployment Commencement Date".....................................   7
     1.24.  "Severance from Service Date"........................................   7
     1.25.  "Severance Period"...................................................   8
     1.26.  "Sponsor"............................................................   8
     1.27.  "Total and Permanent Disability".....................................   8
     1.28.  "Trust Agreement"....................................................   9
     1.29.  "Trustee"............................................................   9
     1.30.  "Trust Fund".........................................................   9
     1.31.  "Valuation Date".....................................................   9
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                                            -i-

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     1.32.  "Year of Service"....................................................   9

ARTICLE II
     ELIGIBILITY.................................................................   9

ARTICLE III
     CONTRIBUTIONS...............................................................  10
     3.01.  Company Contributions................................................  10
     3.02.  Form of Company Contributions........................................  10
     3.03   Employee Contributions...............................................  11

ARTICLE IV
     ACCOUNTS AND ALLOCATIONS....................................................  11
     4.01.  Separate Accounts for Participants...................................  11
     4.02.  Allocations and Annual Adjustments to Participants' Accounts.........  11
     4.03.  Elections Regarding Cash Dividends on Common Stock...................  12
     4.04.  Voting of Company Common Stock.......................................  13
     4.05.  Diversification Option...............................................  14
     4.06.  Benefit Limitations..................................................  15

ARTICLE V
     BENEFITS....................................................................  20
     5.01.  Retirement Benefits..................................................  20
     5.02.  Disability Benefits..................................................  20
     5.03.  Death Benefits.......................................................  20
     5.04.  Benefits Upon Severance from Service.................................  21
     5.05.  Form of Distributions................................................  25
     5.06.  Timing of Distributions..............................................  27
     5.07.  Limitations on Distributions.........................................  29
     5.08.  Amendments to Vesting Provisions of Plan.............................  30

ARTICLE VI
     THE TRUST FUND..............................................................  35
     6.01.  Contributions Held in Trust..........................................  35
     6.02.  No Guarantee of Security Values......................................  36
     6.03.  Responsibility of Trustee............................................  36
     6.04.  Expenses of this Plan................................................  37

ARTICLE VII
     ADMINISTRATION OF THIS PLAN.................................................  40
     7.01.  Administrative Board.................................................  40
     7.02.  Organization of Administrative Board.................................  40
     7.03.  Meetings of Administrative Board.....................................  40
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                                            -ii-

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     7.04.  Powers and Duties of the Administrative Board........................  41
     7.05.  Claim Procedure......................................................  43
     7.06.  Limitation of Co-Fiduciary Liability.................................  44
     7.07.  Allocation and Delegation of Fiduciary Duties........................  44
     7.08.  Indemnification for Liability........................................  45

ARTICLE VIII
     AMENDMENT AND TERMINATION...................................................  46
     8.01.  Right of Termination; Exclusive Benefit Rule.........................  46
     8.02.  Vesting and Allocation of Assets on Termination of Plan..............  46
     8.03.  Right to Amend.......................................................  47
     8.04.  Merger, Consolidation, or Transfer of Assets.........................  47

ARTICLE IX
     GENERAL.....................................................................  48
     9.01.  Forms................................................................  48
     9.02.  Assignment...........................................................  48
     9.03.  Payments to Incompetents.............................................  49
     9.04.  Payments to Minors...................................................  50
     9.05.  Inability to Locate Participants or Beneficiaries....................  50
     9.06.  Rights of Employees and Company......................................  50
     9.07.  Governing Laws.......................................................  51
     9.08.  Mistake of Fact......................................................  51
     9.09.  Headings as Matter of Convenience....................................  51
     9.10.  Military Service.....................................................  51

                               NCRIC GROUP, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

                                  INTRODUCTION
                                 -------------

     The NCRIC Group, Inc., Employee Stock Ownership Plan (the "Plan") was established by the Board of Directors of NCRIC Group, Inc., a District of Columbia corporation (the "Sponsor") effective as of ________________ to provide and encourage the beneficial ownership of common stock of the Sponsor by eligible employees.

     This Plan is designed to invest primarily in common stock of the Sponsor and is intended to be an "employee stock ownership plan" as defined in Section 4975(e)(7) of the Code.
                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     Whenever used herein, the following words and phrases shall have the meanings hereinafter set forth unless a different meaning is required by the context. The masculine pronoun shall mean or include the feminine and the feminine pronoun shall mean or include the masculine whenever the context so requires.

      1.01.  "Account" shall mean the record maintained or caused to be
              -------
maintained by the Company for each Participant pursuant to Section 4.01 of this Plan which, as of the applicable date, shall consist of the balance of contributions made by the Company on his or her behalf to or under this Plan, adjusted for the share of income or losses, expenses, and appreciation or depreciation allocable to such contributions and by the amount of any payment, return, or refund made to or by a Participant or Beneficiary on or before such applicable date.

      1.02.  "Administrative Board" shall mean a group of not less than three
              --------------------
(3) members appointed by the Board of Directors with responsibilities and duties as described in Article VII of this Plan.

      1.03.  "Affiliated Company" shall mean (i) a member of a controlled group
              ------------------
of corporations of which the Company is a member or an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(b) or (c) of the Code and regulations issued thereunder, or (ii) an affiliated service group of which the Company is a member, within the meaning of Section 414(m) of the Code. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code, determined without regard to Sections 1563(a)(4) and (e)(3)(C) of the Code, except that, with respect to the limitations set forth in Section 4.06 of this Plan, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" whenever such percentage appears in Section 1563(a)(1) of the Code.

      1.04.  "Beneficiary" shall mean the person or persons designated by a
              -----------
Participant on the form provided by the Company to receive any payment or payments becoming due under this Plan on or after the Participant's death.

      1.05.  "Board of Directors" shall mean the Board of Directors of the
              ------------------
Sponsor.
      1.06.  "Code" shall mean the Internal Revenue Code of 1986, as amended.  A
              ----
reference to any Section of the Code shall also be deemed to refer to any successor statutory provision.

      1.07.  "Company" shall mean NCRIC Group, Inc., a District of Columbia
              -------
corporation, NCRIC, Inc. and any other Affiliated Company which may, in the future, adopt this Plan with the prior approval of the Sponsor.

      1.08.  "Compensation" shall mean, for any Plan Year, the total of all
              ------------
remuneration paid to a Participant by the Company during such Plan Year, as reported on Form W-2 or other federal wage statement as taxable for federal income tax purposes. Compensation shall include all basic salary, overtime pay, commissions, discretionary bonuses, incentive compensation, amounts contributed by the Company on a Participant's behalf as salary reduction contributions to any qualified retirement plans maintained by the Company containing cash or deferred arrangements described in Section 401(k) of the Code and amounts contributed by the Company to any plans maintained by the Company pursuant to Section 125 and/or 403(b) of the Code.

     Compensation shall not include reimbursement for expenses or special allowances. In addition, Compensation shall not include remuneration paid by the Company to an Employee for any portions of the Plan Year during which he is not a Participant.

     In addition, for purposes of determining this Plan's contributions for a Plan Year and for purposes of applying the nondiscrimination rules under Sections 401(a)(4), 401(a)(5), and 410(b)(2) of the Code, a Participant's Compensation for any Plan Year shall not include any amounts in excess of One Hundred and Fifty Thousand Dollars ($150,000), as adjusted for increases in the cost of living pursuant to Section 401(a)(17) of the Code.

     1.09.  "Effective Date" shall mean _________________________.
             --------------

     1.10.  "Eligibility Year of Service" shall mean a twelve (12) consecutive
             ---------------------------
month period, beginning on the Employee's Employment Commencement Date or Reemployment Commencement Date and subsequent anniversaries of that date, during which the Employee has completed at least one thousand (1,000) Hours of Service.

     1.11.  "Employee" shall mean any person who is employed by the Company,
             --------
other than any person included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Company if retirement benefits were the subject of good faith bargaining between such employee representative and the Company (unless such collective bargaining agreement expressly provides for the inclusion of such persons as Participants in this Plan), regardless of whether such person is recharacterized as an employee by any other person or for any other purpose. Leased Employees shall be considered Employees for purposes of this Plan but shall not be eligible to participate in this Plan.

     1.12.  "Employment Commencement Date" shall mean the date when an Employee
             ----------------------------
first performs or performed an Hour of Service for the Company or an Affiliated Company.

     1.13.  "ERISA" shall mean the Employee Retirement Income Security Act of
             -----
1974, as amended. A reference to any Section of ERISA shall also be deemed to refer to any successor statutory provision.

     1.14.  "Five-Percent Owner" shall mean an individual who (i) owns (or is
             ------------------
considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of a Company or an Affiliated Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of a Company or an Affiliated Company provided such entity is a corporation, or (ii) owns more than five percent (5%) of the capital or profits interest in a Company or an Affiliated Company if such entity is not a corporation.

     1.15.  "Highly Compensated Employee" shall mean an Employee (i) who at any
             ---------------------------
time during the current Plan Year or the immediately preceding Plan Year was a Five-Percent Owner, or (ii) who at any time during the preceding Plan Year received more than $80,000 in compensation from the Company or any Affiliated Company. For purposes of this paragraph, the term "compensation" shall mean "compensation" as defined in Section 414(q)(7) of the Code.

     1.16.  "Hour of Service" shall be determined on the basis of months worked
             ---------------
for the Company and the Affiliated Companies. An Employee shall be credited with One Hundred and Ninety (190)

Hours of Service if such Employee is credited with at least one (1) Hour of Service during the month. For purposes of determining the one (1) Hour of Service, the following shall be included:

     (i) Performance of Duties.  Each hour for which an Employee is directly or
         ---------------------
indirectly paid, or entitled to payment, by the Company or an Affiliated Company for the performance of duties (including hours for which an Employee previously performed services on behalf of National Capital Reciprocal Insurance Company). Each such Hour of Service shall be credited to the Eligibility Computation Period or the Plan Year, as the case may be, in which the duties were performed.

     (ii) Back Pay.  Each hour for which back pay (irrespective of mitigation of
          --------
damages) has been either awarded or agreed to by the Company or an Affiliated Company. Each such Hour of Service shall be credited to the Eligibility Computation Period or the Plan Year, as the case may be, to which the agreement or award for back pay pertains rather than to the Eligibility Computation Period or Plan Year, as the case may be, in which the award, agreement or payment is made.

     (iii) Non-Working Time Pay.  Each hour for which an Employee is
           --------------------
directly or indirectly paid, or entitled to payment, by the Company or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty or lease of absence. Each such Hour of Service shall be computed and credited in accordance with Department of Labor Regulation Section 2530.200b.

     (iv) No Duplication.  An Employee shall not be credited with any Hour of
          --------------
Service under both clause (ii) above and clause (i) or (iii) above (as the case may be) with respect to the same item.

     (v) Maternity and Paternity Leave.  Solely for purposes of determining
         -----------------------------
whether an Employee has incurred a One-Year Break in Service, such Employee shall be credited for up to five hundred and one (501) Hours of Service in respect of any period of absence attributable to a maternity or paternity leave, based upon the number of Hours of Service which otherwise normally would have been credited to such Employee but for such absence or, in any case in which this Plan is unable to determine the number of Hours of Service which would have normally been so credited, then such Employee shall be credited with eight (8) Hours of Service per day of absence. Any such Hours of Service attributable to a maternity or paternity leave shall be credited in the Eligibility Computation Period or the Plan Year, as the case may be, in which the maternity or paternity absence begins if such crediting shall prevent the Employee from incurring a One-Year Break in Service in such Eligibility Computation Period or Plan Year. Otherwise, such Hours of Service shall be credited in the Eligibility Computation Period or the Plan Year, as the case may be, following the Eligibility Computation Period or Plan Year in which the maternity or paternity leave begins. For these purposes, a maternity or paternity leave of absence shall include any time during which an Employee is absent from work for any period: (a) by reason of the pregnancy of the Employee; (b) by reason of the birth of a child of the Employee; (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such individual; or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     1.17.  "Leased Employee" shall mean any individual who performs services
             ---------------
for the Company or an Affiliated Company in a capacity other than as a common-law employee if (i) the services are provided pursuant to one or more agreements between the Company or an Affiliated Company and one or more leasing organizations; (ii) the individual has performed such services for the Company or the Affiliated

Company on a substantially full-time basis for a period of at least one year; and (iii) such services performed under the primary direction or control of the Company or the Affiliated Company on a substantially full-time basis for a period of at least one year. This paragraph shall be interpreted in accordance with the provisions of Section 414(n) of the Code and the regulations thereunder.

     1.18.  "Participant" shall mean a person included in this Plan as a
             -----------
Participant in accordance with Article II of this Plan. A Participant shall cease to be a Participant on the first day of the month following distribution of the entire amount credited to his Account as provided in Article V of this Plan.

     1.19.  "Period of Service" shall mean the period of time beginning on the
             -----------------
Participant's Employment Commencement Date or Reemployment Commencement Date, and ending on the Participant's Severance from Service Date.

     1.20.  "Plan" shall mean the NCRIC Group, Inc., Employee Stock Ownership
             ----
Plan, as set forth herein and as may be amended from time to time.

     1.21.  "Plan Year" shall mean the twelve (12) consecutive month period
             ---------
ending on December 31. However, the first Plan Year shall be a short Plan Year beginning on the Effective Date and ending on December 31, 1999.

     1.22.  "Retirement Date" shall mean the later of (i) the date on which the
             ---------------
Participant attains age sixty-five (65) or (ii) the date on which the Participant completes five (5) Years of Service.

     1.23.  "Reemployment Commencement Date" shall mean the date on which an
             ------------------------------
Employee again first performs an Hour of Service for the Company or an Affiliated Company after his Severance from Service Date.

     1.24.  "Severance from Service Date" shall mean the earlier of (a) the
             ---------------------------
date on which the Employee retires, quits, is dismissed or dies, unless the Employee is reemployed and performs an

Hour of Service within twelve (12) months of such date or (b) the first anniversary of the first date of a period in which the Employee is absent from work for any other reason (such as sickness, disability, leave of absence or layoff) if the Employee is still absent on such anniversary.

     Notwithstanding the foregoing, and solely for the purposes of determining the date on which an Employee's Severance Period begins, the Severance from Service Date of a Participant who is absent due to a maternity or paternity leave shall be the second anniversary of the first date of such absence. The period between the first and second anniversaries of such an absence shall be considered neither a Period of Service nor a Severance Period.

     For this purpose, a maternity or paternity leave of absence shall have the same meaning as in Section 1.16 of this Plan (definition of Hour of Service).

     An absence shall not be considered a maternity or paternity leave of absence unless the Employee furnishes to the Trustees such timely information as the Trustees may reasonably require to establish that the absence form work is for one of the reasons listed in (a) or (b) above.

     1.25.  "Severance Period" shall mean the period beginning on the
             ----------------
Employee's Severance from Service Date and ending on his Reemployment Commencement Date.

     1.26.  "Sponsor" shall mean NCRIC Group, Inc., a District of Columbia
             -------
corporation.

     1.27.  "Total and Permanent Disability" shall mean a disability which
             ------------------------------
meets the standard for eligibility for benefits under any long-term disability plan maintained by the Company at the time the disability is incurred. If no long term disability plan is then maintained by the Company, Total and Permanent Disability shall mean a physical and/or mental incapacity which would entitle the Participant to disability benefits under the federal Social Security program. The Administrative

Board's determination as to whether a Participant has suffered a Total and Permanent Disability shall be binding upon the Participant.

     1.28.  "Trust Agreement" shall mean an agreement or agreements under which
             ---------------
one or more Trustees accept the appointment by the Sponsor to hold assets of this Plan in a trust and distribute assets held thereunder.

     1.29.  "Trustee" shall mean the party or parties, individual or corporate,
             -------
named in the Trust Agreement and any duly appointed additional or successor Trustee or Trustees acting hereunder. The Trustees shall be the "named fiduciaries" referred to in Section 402(a) of ERISA with respect to the control, management and disposition of the assets of the Trust.

     1.30.  "Trust Fund" shall mean the Trust Fund described in Article VI of
             ----------
this Plan.

     1.31.  "Valuation Date" shall mean the last day of each Plan Year and any
             --------------
additional dates designated by the Administrative Board.

     1.32.  "Year of Service" shall mean a period of twelve (12) months
             ---------------
(whether or not consecutive) occurring within a Participant's Period of Service. For this purpose, "month" shall mean a full calendar month; provided, however, that partial months completed by a Participant may be aggregated into a single month on the basis of thirty (30) days per month.

                                   ARTICLE II
                                  ELIGIBILITY
                                  -----------

     Each Employee (other than a Leased Employee) who is employed on the Effective Date and who has attained age twenty-one (21) and completed an Eligibility Year of Service by such date shall become a Participant in this Plan on the Effective Date. Each other Employee (other than a Leased Employee) shall become a Participant in this Plan on the January 1 or July 1 immediately following the date on which the Employee has attained age twenty-one (21) and completed an Eligibility Year of Service, provided the Employee is employed by a Company on such January 1 or July 1. Leased Employees shall not be eligible to participate in this Plan.

     Any Participant who is rehired after incurring a Severance Period shall begin participation in this Plan again effective as of his Reemployment Commencement Date.

                                  ARTICLE III
                                 CONTRIBUTIONS
                                 -------------

     3.01.  Company Contributions.  Each entity which has adopted this Plan
            ---------------------
shall make contributions to this Plan in amounts and at times to be determined in the sole discretion of the Board of Directors.

     3.02.  Form of Company Contributions.
            -----------------------------

          (a) All contributions made by an entity which has adopted this Plan shall be in cash or in common stock of the Company or any combination thereof; provided, however, that if a contribution is in cash, the Trustee shall use such contribution to purchase common stock of the Company either from the Company or from others, as soon as is practicable.

          (b) If a Company contribution is made in common stock, the value of the common stock for purposes of determining the amount of common stock to be contributed, or the price of common stock which is purchased by the Trustee from the Company, shall be the price quoted for the Company's common stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") Stock or National Market System on the trading day of the contribution or, if applicable, the closing price of the Company's common stock on the national exchange on which such common stock is traded on the day of the contribution.

     3.03   Employee Contributions.  A Participant shall neither be required
            ----------------------
nor permitted to make contributions to this Plan and Trust.

                                  ARTICLE IV
                           ACCOUNTS AND ALLOCATIONS
                           ------------------------

     4.01.  Separate Accounts for Participants.
            ----------------------------------

          (a) A separate Account shall be created for each Participant. Such Account shall be valued at least annually, or more frequently as determined by the Company, based upon current market values furnished by the Trustee. Each Participant shall be furnished with a statement, at least annually, setting forth the value of his Account.

          (b) Separate subaccounts shall be maintained reflecting the common stock acquired with Company contributions.

     4.02.  Allocations and Annual Adjustments to Participants' Accounts.
            ------------------------------------------------------------
          (a) Allocations to Participants' Accounts.  Subject to the provisions
              -------------------------------------
of Section 4.06(b) of this Plan, all common stock acquired through Company contributions and (except as otherwise provided in Section 4.03 of this Plan) all dividends thereon, shall be allocated, as of the close of the Plan Year for which the Company contribution was made, to the Account of each Participant (i) who was an Employee on the last day of the Plan Year, or (ii) who terminated employment with the Company during such Plan Year due to retirement (on or after his Retirement Date), Total and Permanent Disability, or death. The amount of such common stock and such dividends thereon allocated to each Participant's Account shall bear the same proportion to the total amount of such common stock allocated with respect to such Plan Year as the amount of the Compensation paid to such Participant while employed during the Plan Year bears to the total

Compensation paid to all Participants who were entitled to receive an allocation of such Company contributions during such Plan Year.

          (b) Annual Adjustments to Participants' Accounts.  Promptly after
              --------------------------------------------
preparation of the Trustee's evaluation, as provided in Section 6.03(b) of this Plan, the Trustee shall adjust the Accounts of all Participants so that the amount of net income, loss, appreciation or depreciation in the value of the Trust Fund for the period (hereinafter referred to as the "Evaluation Period") from the last previous evaluation to the date of such evaluation shall be credited to or charged against the Participants' Accounts in the ratio that (i) the balance in the Account of each Participant as of the first day of such Evaluation Period minus the amount distributed to such Participant during such Evaluation Period bears to (ii) the balance in all such Participants' Accounts as of the first day of such Evaluation Period minus the total amounts distributed to all Participants during such Evaluation Period.

     4.03.  Elections Regarding Cash Dividends on Common Stock.  With respect
            --------------------------------------------------
to any Plan Year, the Administrative Board shall have the authority to provide Participants who have attained a fully vested status under this Plan (in accordance with the provisions of Section 5.04 of this Plan) with the opportunity to make an annual irrevocable election, prior to the beginning of such Plan Year, with respect to the treatment of cash dividends on the common stock of the Company allocated to such Participants' Accounts, less, at the option of the Company, a proportionate share of the expenses of operating and maintaining this Plan, including amounts needed to repay any loans incurred pursuant to Section 6.05 of this Plan. If such an election procedure is implemented with respect to a Plan Year, each eligible Participant may elect to have cash dividends on the common stock allocated to his Account paid to him currently or to have such cash dividends used to purchase shares of the common stock of the Company which shall be credited to such Participant's Account. Cash dividends on unallocated shares held by this Plan and cash dividends on shares for which no cash distribution election is made, less a proportionate share of the expenses of operating and maintaining this Plan, shall (to the extent not applied to the payment of any loans incurred pursuant to Section 6.05 of this Plan) be used to purchase shares of the common stock of the Company. Any such shares purchased in respect of cash dividends paid on unallocated shares shall be credited to the Participants' Accounts in proportion to their Compensation for the Plan Year.

     4.04.  Voting of Company Common Stock.
            ------------------------------

          (a) Common stock of the Company held by the Trustee on behalf of Participants shall be voted by the Trustee at each annual meeting and at each special meeting of the stockholders of the Company as directed by the Participants to whose Accounts such stock is credited. Fractional shares may be combined and voted by the Trustee to the extent possible to reflect the instructions of Participants credited with such shares.

          (b) As to allocated shares of stock, the Company shall cause each Participant to be provided with a copy of a notice of each such stockholder meeting and the proxy statement of the Company, together with an appropriate form for the Participant to indicate his voting instructions. Such form shall indicate that if instructions are not received by the Trustee with respect to any allocated shares of stock within three (3) business days of such stockholder meeting, the Trustee shall vote the uninstructed allocated stock in the same proportions as the Trustee was instructed to vote with respect to the allocated shares for which it received instructions. The Trustee shall also vote unallocated shares of stock held in the suspense account in a manner calculated to most accurately reflect the instructions it has received from Participants regarding the allocated shares.

Each Participant shall also be given similar rights to direct the Trustee as to the sale of securities pursuant to a tender offer and the exercise of any conversion privileges, subscription rights or other similar rights arising with respect to common stock of the Company credited to his Account. The Trustee shall hold confidential any and all voting or other instructions received from Participants.

     4.05.  Diversification Option.  Any Participant who has attained age
            ----------------------
fifty-five (55) and has ten (10) years of participation in this Plan shall be eligible to elect to have a portion of his Account treated in accordance with the following provisions:

          (a) For the six (6) Plan Years immediately following the Plan Year in which the Participant first satisfies the age and participation requirements set forth above (the "Diversification Period"), the Participant may elect to have an amount equal to his Eligible Amount treated in accordance with the provisions of
Section 4.05(c) of this Plan.  Such election may be made during the first ninety
(90) days of the Plan Year (the "Election Period") and shall be made in writing on forms provided by the Company.

          (b) For purposes of this Section 4.05, the term "Eligible Amount" shall mean, in the first five (5) years of the Diversification Period, an amount equal to twenty-five percent (25%) of the value of a Participant's Account, to the extent such portion exceeds the amount which the Participant had previously elected to have treated under this Section 4.05. In the sixth year of the Diversification Period, the Eligible Amount shall be computed by substituting "fifty percent (50%)" for "twenty-five percent (25%)" in the preceding sentence. For purposes of determining the Eligible Amount, the Participant's Account shall be deemed to include any amounts previously transferred to another qualified retirement plan or distributed to the Participant pursuant to Sections 4.05(c)(ii) and (iii) of this Plan.

          (c) The amount elected by the Participant pursuant to Section 4.05(a) of this Plan for diversification shall, at the option of the Company, either:

          (i) be invested in an investment option selected by the Participant from among at least three (3) investment options made available by the Trustee (which options shall be consistent with regulations issued by the Secretary of the Treasury) within ninety (90) days after the expiration of the Election Period,

          (ii) be transferred, within ninety (90) days after the expiration of the Election Period, to another qualified retirement plan maintained by the Company (if any) which provides for participant-directed accounts and provides at least three (3) investment options, or

          (iii) be distributed directly to such Participant within ninety (90) days after the expiration of the Election Period. Where the value of the Participant's Account exceeds Five Thousand Dollars ($5,000), any distribution under this Section 4.05(c)(iii) shall be made only with the consent of the Participant; provided, however, that if the Participant fails to consent to such distribution, this Plan's obligations pursuant to this Section 4.05 shall be deemed fully satisfied.

     4.06.  Benefit Limitations.
            -------------------

          (a) Notwithstanding anything contained herein to the contrary, the annual additions made to the Participant's Account for any Limitation Year (which shall be the Plan Year), together with the annual additions on behalf of the Participant under any other Defined Contribution Plan of the Company during the Limitation Year shall not exceed the lesser of (i) Thirty Thousand Dollars ($30,000) or, if applicable, any then greater dollar amount allowed under
Section 415 of the Code or (ii) twenty-five percent (25%) of the Participant's Limitation Year Compensation for such Limitation Year, except that the dollar limitation shall be automatically increased, as permitted in accordance with Section 415(c)(6) of the Code by the lesser of (A) one hundred percent (100%) of the dollar amount otherwise applicable under Section 415(c)(1)(A) of the Code for the Plan Year or (B) the Participant's share of the amount of common stock of the Company allocated to his Account under this Plan for such Plan Year.

          Except as provided below, annual additions shall include all Company contributions and forfeitures allocated to a Participant's account under this Plan and any other Defined Contribution Plan of the Company plus all employee contributions to any other Defined Contribution Plan(s), excluding any rollover contributions, and repayment or restoration of contributions or similar allocations under any other Defined Contribution Plan(s) of the Company.

          Annual additions shall not, however, include (i) any forfeitures of common stock of the Company allocated to a Participant's Account if such stock was acquired with the proceeds of an exempt loan (described in Section 6.05 of this Plan) or (ii) Company contributions deductible under Section 404(a)(9)(B) of the Code and charged against the Participant's Account.

          Company contributions made to a Participant's Account because of an erroneous forfeiture in a prior Limitation Year or an erroneous failure to allocate amounts in a prior Limitation Year shall not be considered an annual addition with respect to the Participant for the Limitation Year in which made but shall be considered an annual addition for the Limitation Year to which they relate. If the amount so contributed in the particular Limitation Year takes into account actual investment gains attributable to the period subsequent to the year to which the contribution relates, the portion of the total contribution which consists of such gains shall not be considered as an annual addition for any Limitation Year.

          (b) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation or under such other limited facts and circumstances as the Commissioner of the Internal Revenue Service may prescribe, a Participant's annual additions would exceed the limitations of
Section 4.06(a) of this Plan, reductions in annual additions under any other Defined Contribution Plan(s) of the Company shall be made before reductions in annual additions under this Plan. Any Company contributions which cannot be allocated to a Participant's Account by reason of the limitations of this
Section 4.06 shall be allocated to the Accounts of other Participants in accordance with Section 4.02 of this Plan until the maximum limitations under this Section 4.06 are reached for all Participants. Any stock which cannot be allocated to Participants' Accounts in a Plan Year shall be held in an unallocated suspense account (with income earned thereon) until the Plan Year in which it is first possible to allocate such stock to Participants' Accounts in accordance with this Section 4.06.

          (c) For Plan Years beginning before January 1, 2000, if a Participant has at any time been a participant in any Defined Benefit Plan maintained by the Company, then for any Limitation Year, the sum of the Participant's Defined Benefit Plan Fraction and his Defined Contribution Plan Fraction for such Limitation Year shall not exceed one (1.0). If the maximum limitation of this Section 4.06(c) is exceeded and annual additions on behalf of a Participant must be reduced, such reduction shall be accomplished in the manner described in Section 4.06(b) of this Plan and in any other Defined Contribution Plan of the Company.

          (d) For purposes of this Section 4.06, the following definitions apply:

                   (1) "Defined Contribution Plan" and "Defined Benefit Plan" shall have the meanings set forth in Section 415(k) of the Code and the regulations thereunder.

                   (2) "Defined Benefit Plan Fraction" for any Limitation Year shall mean a fraction:

                           (i) the numerator of which is the projected annual
benefit of a Participant (the annual benefit to which such Participant would be entitled under the terms of the Defined Benefit Plan on the assumptions that he continues employment until his normal retirement age as determined under the terms of such Defined Benefit Plan, or current age, if older, that his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement date, or current age, if older, and that all other relevant factors used to determined benefits under such Defined Benefit Plan remain constant as of the current Limitation Year for all future Limitation Years) under all Defined Benefit Plans ever maintained by the Company, determined as of the close of the Limitation Year, and

                           (ii)  the denominator of which is the lesser of:

                                     (A) the product of one and twenty-five one-
hundredths (1.25) multiplied by the dollar limitation in effect for such Limitation Year under Section 415(b)(1)(A) of the Code, or

                                     (B) the product of one and four tenths
(1.4) multiplied by the amount which may be taken into account under the percentage of Limitation Year Compensation limitation in effect for such Limitation Year under Section 415(b)(1)(B) of the Code with respect to the Participant under such plans for such Limitation Year.

               (3) "Defined Contribution Plan Fraction" shall mean a fraction:

                   (i) the numerator of which is the sum of the annual additions to the Participant's accounts as of the close of the Limitation Year and all Prior Limitation Years under all Defined Contribution Plans ever maintained by the Company, and

                  (ii) the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year included in the Participant's service with the Company:

                     (A) the product of one and twenty-five one hundredths (1.25) multiplied by the dollar limitation in effect for such Limitation Year under Section 415(c)(1)(A) of the Code (determined without regard to Section 415(c)(6) of the Code) or

                     (B) the product of one and four tenths (1.4) multiplied by the amount which may be taken into account under the percentage of Limitation Year Compensation limitation in effect for such Limitation Year under Section 415(c)(1)(B) of the Code with respect to the Participant under such plan for the Limitation Year.

               (4) "Limitation Year" shall mean the twelve (12)-consecutive month period beginning on January 1 and ending on December 31.

               (5) "Limitation Year Compensation" shall mean the aggregate of all wages, salaries and other amounts paid for personal services actually rendered which are received by an Employee from the Company and all Affiliated Companies within a Limitation Year, to the extent that such amounts are includible in his gross income. Limitation Year Compensation shall not include deferred compensation, stock options and other distributions which receive special tax benefit. Limitation Year Compensation shall be determined in accordance with the provisions of Section 415(c)(3) of the Code and the regulations issued thereunder.

                                   ARTICLE V
                                    BENEFITS
                                    --------

      5.01.  Retirement Benefits.  A Participant shall have a fully vested right
             -------------------
to his Account upon retirement after reaching his Retirement Date. Benefits to such Participant shall be paid in the time and manner specified in Sections 5.05, 5.06 and 5.07 of this Plan.

      5.02.  Disability Benefits.  A Participant who incurs a Total and
             -------------------
Permanent Disability while employed by the Company shall become fully vested in his Account upon becoming disabled. Benefits to such Participant shall be paid in the time and manner specified in Sections 5.05, 5.06 and 5.07 of this Plan.

      5.03.  Death Benefits.  Upon the death of a Participant while employed by
             --------------
the Company, his Account shall fully vest, and the total amount of his Account shall be payable to his designated Beneficiary. Upon the death of a Participant whose employment with the Company has terminated, but who has not received his benefits under this Plan, the vested portion of his Account (determined under Section 5.04 of this Plan) shall be payable to his designated Beneficiary. Payment of such benefits shall be made in accordance with Sections 5.05, 5.06 and 5.07 of this Plan.

          (a) Notwithstanding the designation of any other Beneficiary, the nonforfeitable accrued benefit of a Participant who dies before beginning to receive benefits under this Plan shall be paid, in full, to his surviving spouse, if the Participant has been legally married to such spouse for at least one year prior to the Participant's death,

               (1) unless the surviving spouse consents in writing to the designation of another Beneficiary, and such consent is witnessed by the Administrative Board or its designee or a notary public, or

               (2) unless it is established to the satisfaction of the Administrative Board or its designee that the required consent may not be obtained because there is no spouse, because the spouse may not be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulation;

          (b) A designation of Beneficiary may, without notice to the Beneficiary, be changed or revoked by the Participant at any time; provided, however, that, with respect to a married Participant, a designation of a Beneficiary to which the Participant's spouse consented pursuant to Section 5.03(a)(1) of this Plan may be revoked, but a new Beneficiary may not be designated unless either (i) the Participant's spouse consents to the designation of a new Beneficiary (under the procedure set forth in Section 5.03(a) of this Plan) or (ii) the spouse's original consent expressly allowed such designation to be changed without the spouse's consent. The designation of any Beneficiary and any change or revocation thereof shall be made in writing on forms provided by the Company and shall not be effective unless and until filed with the Company. If a Participant fails to designate a Beneficiary under this Plan or if no designated Beneficiary survives the Participant, any amount payable upon the death of a Participant shall be paid to the Participant's estate.

      5.04.  Benefits Upon Severance from Service.
             ------------------------------------

          (a)  Vested Benefit.  A Participant who incurs a Severance from
               --------------
Service Date prior to his Retirement Date for reasons other than death or Total and Permanent Disability shall be entitled to receive the vested portion of his Account, based on his Years of Service as of his Severance from Service Date, and determined in accordance with the following table:

                                               Percentage
          Years of Service                       Vested
          ----------------                       ------
          Less than 1 full year                      0%
          1 full years                              20%
          2 full years                              40%
          3 full years                              60%
          4 full years                              80%
          5 full years or more                     100%

     Such benefits shall be paid in accordance with Sections 5.05, 5.06 and 5.07 of this Plan.

          (b)  Determination of Years of Service.  In determining Years of
               ---------------------------------
Service for purposes of this Section 5.04, all Periods of Service shall be taken into account, except that with respect to a Participant who is reemployed after incurring a Severance from Service Date, the following Periods of Service may be disregarded:

          (i) Periods of Service occurring prior to a twelve (12)-month Severance Period shall not be taken into account until the Participant has completed a Year of Service after such Severance Period.

          (ii) In the case of any Participant who has no vested interest in his Account at his Severance from Service Date, Periods of Service occurring before his Severance Period shall not be taken into account if the Severance Period equals or exceeds the greater of (A) sixty (60) consecutive months or (B) the Participant's Period of Service before such Severance Period.

          (iii) Once a Participant has incurred a sixty (60) consecutive month Severance Period, Periods of Service occurring after such Severance Period shall not be counted in determining the Participant's vested interest in the amount in his Account prior to such Severance Period.

          (c)  Forfeiture of Non-Vested Amount.  Subject to the provisions of
               -------------------------------
Section 5.04(d) of this Plan, the excess of (i) the amount in the Account of a Participant whose Severance from Service Date has occurred over (ii) the amount vested in accordance with the vesting schedule set forth in Section 5.04(a) of this Plan (hereinafter the "non-vested amount") shall be forfeited on the last day of the Plan Year during which the Participant's Period of Severance totals twelve (12) consecutive months; provided, however, that if the Participant is rehired and performs an Hour of Service before his Period of Severance totals sixty (60) consecutive months, (i) the forfeited amount shall be recredited to the Participant's Account, and (ii) the Participant shall continue to earn future Years of Service for purposes of determining the vested amount in his Account without regard to his cessation of employment.

          The funds needed to recredit such Participant's Account shall be drawn first from any amounts forfeited by Participants employed by the Company during the year such recrediting is required. If such forfeitures are not sufficient to fully restore the forfeited amount to the Participant's Account, the Company shall make a special contribution earmarked to fund the remainder of the amount needed.

          Subject to the immediately preceding paragraph, any amounts forfeited pursuant to this Section 5.04(c) shall be allocated among the Accounts of the other Participants in this Plan during the Plan Year within which such forfeitures occur, in the same manner as Company contributions for such Plan Year are allocated under Article IV of this Plan.

          (d)  Distribution Prior to Full Vesting.  In the event that a
               ----------------------------------
distribution is made pursuant to Section 5.04(a) of this Plan to a Participant who, at the time of such distribution, is not one hundred percent (100%) vested in his Account, the following rules shall apply:

          (i) When the total vested amount, not exceeding Five Thousand Dollars ($5,000), in the Participant's Account is distributed to such Participant in a lump-sum following such Participant's Severance from Service Date pursuant to the terms of Section 5.06(b) of this Plan, the non-vested amount in the Participant's Account shall be forfeited upon the date of such distribution.

          (ii) When the total vested portion of the Participant's Account, which vested portion exceeds Five Thousand Dollars ($5,000), is distributed to such Participant following such Participant's Severance from Service Date pursuant to the Participant's voluntary election to receive such distribution, the non-vested amount in the Participant's Account shall be forfeited upon the date of such distribution.

          (iii)  If a Participant who has received a distribution pursuant to
Section 5.04(d)(i) or (ii) of this Plan is rehired and performs an Hour of Service before his Period of Severance totals sixty (60) consecutive months and such Participant repays the amount of his previous distribution within five (5) years of the date he is rehired, the forfeited amount shall be recredited to such Participant's Account and the Participant shall continue to earn future Years of Service for purposes of determining the vested amount in his Account without regard to his cessation of employment.

          (iv)  The amount required to be recredited pursuant to Subparagraph
(iii) above shall in no event be less than the non-vested amount in the Participant's Account at the time of the forfeiture, unadjusted by subsequent gains or losses.

          (v) The funds needed to recredit such Participant's Account shall be drawn first from any amounts forfeited by Participants employed by the Company during the Plan Year such recrediting is required. If such forfeitures are not sufficient to fully restore the forfeited amount to the Participant's Account, the Company shall make a special contribution earmarked to fund the remainder of the amount needed.

          (vi) Subject to Section 5.04(d)(v) of this Plan, any amounts forfeited pursuant to this Section 5.04(d) shall be allocated among the Accounts of the other Participants in this Plan during the Plan Year within which such forfeitures occur, in the same manner as Company contributions for such Plan Year are allocated under Article IV of this Plan.

      5.05.  Form of Distributions.
             ---------------------

             (a) In General.  Distributions shall be made in whole shares of
                 ----------
Company common stock. The value of any fractional shares of Company common stock shall be distributed in cash. The above-referenced right to receive distributions in the form of shares of Company common stock shall be automatically terminated in the event of the sale or other disposition by the Trustee of all shares of Company common stock held by the Trust.

          Unless the Participant elects otherwise, his benefits under this Plan shall be paid in substantially equal periodic payments (not less frequently than annually) over a period not longer than (i) five (5) years or (ii) in the case of a Participant whose Account exceeds Five Hundred Thousand Dollars ($500,000), five (5) years plus one (1) additional year (but not more than five (5) additional years) for each One Hundred Thousand Dollars ($100,000) or fraction thereof by which such Account exceeds Five Hundred Thousand Dollars ($500,000). The Five Hundred Thousand Dollar ($500,000) and One Hundred Thousand Dollar ($100,000) amounts shall be adjusted for increases in the cost of living pursuant to Section 409(o)(2) of the Code.

          For purposes of the distribution requirements of this Section 5.05(a), Company stock acquired with the proceeds of an exempt loan (as described in Section 6.05 of this Plan) need not be considered part of the Participant's Account until the close of the Plan Year in which such loan is repaid in full.

          (b) Eligible Rollover Distributions.  Notwithstanding any
              -------------------------------
provision of this Plan to the contrary that would otherwise limit a Distributee's election under this Section 5.05(b), with respect to all distributions made from this Plan, a Distributee may elect, at the time and in the manner prescribed by the Administrative Board, to have all or any portion of an Eligible Rollover Distribution paid in a Direct Rollover to an Eligible Retirement Plan specified by the Distributee.

          As used in this Section 5.05(b), the following terms shall have the following meanings:

          (i) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of a Distributee under this Plan, except that the term "Eligible Rollover Distribution" shall not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for a specified period of ten (10) years or more, any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, or the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (ii) "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. In the case of an Eligible Rollover Distribution made to the surviving spouse of an Employee or former Employee, the term "Eligible Retirement Plan" shall mean an individual retirement account described in
Section 408(a) of the Code or an individual retirement annuity described in
Section 408(b) of the Code.

          (iii) "Distributee" shall mean an Employee or former Employee who is eligible to elect an Eligible Rollover Distribution under this Section 5.05(b). In addition, the term "Distributee" shall mean the surviving spouse of an Employee or former Employee, or the spouse or former spouse of an Employee or former Employee who is an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code), with regard to the interest of such surviving spouse, spouse or former spouse under this Plan.

          (iv) "Direct Rollover" shall mean a payment by this Plan to the Eligible Retirement Plan specified by the Distributee.

      5.06.  Timing of Distributions.
             -----------------------

          (a)  In General.  Distribution of the vested portion of Participant's
               ----------
Account may begin at such time prior to the date specified in Section 5.06(c) of this Plan as the Administrative Board may determine; provided, however, that unless the Participant elects otherwise, the distribution of his benefits under this Plan shall begin no later than one (1) year after the close of (i) the Plan Year in which the Participant's employment terminates by reason of retirement on or after his Retirement Date, or by reason of his death or Total and Permanent Disability, or (ii) one (1) year after the close of the fifth (5th) Plan Year following the Plan Year in which the Participant otherwise terminates employment unless the Participant is reemployed by the Company before distribution is required to begin under this clause (ii). The foregoing requirement shall not, however, require distribution of any portion of a Participant's Account which consists of Company stock acquired with the proceeds of an exempt loan (described in Section 6.05 of this Plan) prior to the close of the Plan Year in which such loan is repaid in full.

          (b)  Participant Consent to Certain Distributions.  Notwithstanding
               --------------------------------------------
the foregoing, if the value of the vested portion of a Participant's Account exceeds Five Thousand Dollars ($5,000) or exceeded Five Thousand Dollars ($5,000) at the time of any prior distribution from this Plan, no distribution may be made to the Participant prior to the Participant's Retirement Date, unless the Participant consents in writing to an earlier distribution. Where the vested portion of a deceased Participant's Account exceeds Five Thousand Dollars ($5,000) or exceeded Five Thousand Dollars ($5,000) at the time of any prior distribution from this Plan, any distribution due to the Participant's surviving spouse under Section 5.03 of this Plan may not be made prior to the date on which the Participant would have reached his Retirement Date, unless the spouse consents in writing to an earlier distribution. If the vested portion of the Participant's Account does not exceed Five Thousand Dollars ($5,000) and did not exceed Five Thousand Dollars ($5,000) at the time of any prior distribution from this Plan, the full amount of the vested portion of such Account shall be distributed in a lump sum as soon as administratively feasible following the Participant's Severance from Service Date.

          (c)  Latest Distribution Date.  Unless a Participant elects otherwise,
               ------------------------
in no event shall distributions commence later than the sixtieth (60th) day following the close of the Plan Year in which the latest of the following events occur:

             (i)  the Participant reaches his Retirement Date;

             (ii) the tenth (10th) anniversary of the date on which the Participant commenced participation in this Plan; or

             (iii)  the Participant's employment with the Company terminates.

     If the amount of the payment required to commence cannot be determined by such date, or the Participant cannot be located after reasonable efforts by the Plan Administrator, a payment retroactive to such date may be made no later than 60 days after the first date, such amount can be determined (or such Participant is located).

      5.07.  Limitations on Distributions.
             ----------------------------

              (a) Notwithstanding anything contained herein to the contrary and in accordance with the provisions of Section 401(a)(9) of the Code, distribution of retirement benefits to all participants other than Five-Percent Owners shall begin April 1 of the calendar year following the later of: (i) the calendar year in which a Participant attains age seventy and one-half (70-1/2), or (ii) the calendar year in which the Participant retires. Notwithstanding the foregoing, for a Participant who is a Five-Percent Owner at any time during the five (5) Plan Year period ending in the calendar year in which the Participant attains age seventy and one-half (70-1/2), distributions under this Plan shall begin April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2).

              (b) All benefit distributions must be paid over a period of time which does not exceed the life expectancy of the Participant or the combined life expectancy of the Participant and his designated Beneficiary. In the event a Participant dies after distribution of his benefits has begun, but before the
                   -----
Participant's full benefits have been distributed, the remaining portion of such benefits shall be distributed at least as rapidly as under the method of distribution being used as of the date of his death. In the event a Participant dies prior to commencement of the
                                              --------
receipt of benefits, the death benefits attributable to such deceased Participant shall be distributed within five (5) years of the Participant's death; provided, however, that any portion of the death benefits which is payable to (or for the benefit of) a designated Beneficiary may be distributed, commencing within one (1) year of the Participant's death, over the life of such designated Beneficiary (or over a period not extending beyond the life of such designated Beneficiary) and further provided that if the designated Beneficiary is the Participant's surviving spouse, distribution need not begin earlier than the date on which the Participant would have attained age seventy and one-half (70-1/2). For purposes of this paragraph, the term "designated Beneficiary" means any individual designated as a Beneficiary by the Participant.

      5.08.  Amendments to Vesting Provisions of Plan.  Anything to the contrary
             ----------------------------------------
in this Plan notwithstanding, the vesting provisions of this Plan shall not be amended so as to result in the nonforfeitable percentage of the accrued benefit of any Participant, determined as of the later of the date of adoption or effectiveness of such amendment, being less than his nonforfeitable percentage computed under this Plan without regard to such amendment. If an amendment to this Plan changes any vesting schedule hereunder, each Participant having at least three (3) Years of Service will be permitted to elect, within a reasonable period after the adoption of such amendment, to have the nonforfeitable percentage of his benefits accrued under this Plan computed without regard to such amendment, unless such Participant's nonforfeitable percentage under this Plan, as amended, at any time cannot be less than such percentage computed without regard to such amendment.

     5.09.  Top-Heavy Contingency.
            ---------------------

             (a)  Application.  The provisions of this Section 5.09 are
                  -----------
included in this Plan pursuant to Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if this Plan becomes a Top-Heavy Plan (as defined below) under Section 416(g) of the Code for any Plan Year.

             (b)  Determination of Top-Heavy Status of Plan.  The
                  -----------------------------------------
determination as to whether this Plan has become a Top-Heavy Plan for any Plan Year shall be made as of the last day of the immediately preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year (the "Determination Date"), and this Plan shall be a "Top-Heavy Plan" only if the aggregate Account balances under this Plan for Key Employees (as defined below) exceeds sixty percent (60%) of the aggregate Account balances under this Plan for all Employees and former Employees. For this purpose, the aggregate Account balances shall be computed and adjusted pursuant to Section 416(g) of the Code and the regulations issued thereunder.

             As used herein, the term "Key Employee" shall mean any Employee or former Employee who, at any time during the current Plan Year or any of the four
(4) preceding Plan Years, meets the criteria under Section 416(i)(1) of the Code. A Key Employee shall include the following:

             (i) an officer of the Company or an Affiliated Company if such individual's annual compensation from the Company and all Affiliated Companies exceeds fifty percent (50%) of the dollar limitation then in effect under
Section 415(b)(1)(A) of the Code;

             (ii) an actual or constructive owner (using the attribution rules of Section 318 of the Code) of both more than a one-half of one percent (1/2%) interest in the total ownership value of, and of one of the ten (10) largest percentage ownership interests in value in, the Company or an Affiliated Company if such individual's compensation from the Company and all Affiliated

Companies exceeds one hundred percent (100%) of the dollar limitation then in effect under Section 415(c)(1)(A) of the Code;

          (iii)  a Five-Percent Owner;

          (iv) a "one-percent owner" (as defined in Section 416(i)(1)(B)(ii) of the Code) of the Company or an Affiliated Company who has annual compensation from the Company and all Affiliated Companies of more than One Hundred Fifty Thousand Dollars ($150,000); or

          (v) the Beneficiary of any deceased Employee or former Employee described in clause (i), (ii), (iii) or (iv) above. In the event the Beneficiary of a deceased Employee or former Employee qualifies as a Key Employee, any benefits payable to such Beneficiary shall be treated as benefits paid to a Key Employee.

          For purposes of clauses (i), (ii) and (iv) above, the term "compensation" shall mean compensation as defined in Section 414(q)(7) of the Code. For purposes of clause (i) above, no more than fifty (50) employees (or, if lesser, the greater of three (3) employees or ten percent (10%) of all employees) shall be treated as officers.

          The term "Non-Key Employee" shall mean any Employee or former Employee who is not currently a Key Employee. The term "Non-Key Employee" shall include former Key Employees, but such former Key Employees shall be excluded entirely from the calculations to determine whether this Plan is a Top-Heavy Plan.

          (c)  Consideration of Multiple Plans in Determining Top-Heavy Status
               ---------------------------------------------------------------
of Plan.  All plans of the Company or an Affiliated Company which are included
-------
in a Required Aggregation Group or in a Permissive Aggregation Group (both as defined below) with this Plan shall be considered together in determining whether this Plan is a Top-Heavy Plan. Each plan of the

Company or an Affiliated Company which is required to be included in an aggregation group (whether required or permissive) shall be treated as a Top-Heavy Plan if such group is a Top-Heavy Group (as defined below). For this purpose, a "Required Aggregation Group" shall mean (i) each plan of the Company or an Affiliated Company in which a Key Employee is a participant plus (ii) each other plan of the Company or an Affiliated Company which is required to exist in order for this Plans contained in (i), above, to meet the nondiscrimination requirements of Section 401(a)(4) or 410 of the Code. A "Permissive Aggregation Group" shall mean (i) a Required Aggregation Group plus (ii) any other plan or plans of the Company or an Affiliated Company which are able to separately meet the nondiscrimination requirements of Sections 401(a)(4) and 410 of the Code but which the Sponsor elects to include within such group.

          An aggregation group (either permissive or required) shall be a "Top-Heavy Group" only if the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group and (b) the total of the account balances for Key Employees under all defined contribution plans included in such group exceeds sixty percent (60%) of the accrued benefits and account balances determined for all employees and former employees covered under such plans. For this purpose, account balances shall be computed and adjusted pursuant to the principles of Section 416(g) of the Code. In determining the cumulative accrued benefits and account balances for purposes of this top-heavy test:

          (i) the present value of the cumulative accrued benefits of all Key Employees shall be increased by the aggregate distributions made with respect to each such individual under this Plan during the previous five (5) years (ending on the Determination Date). This provision shall also apply to distributions under a terminated plan which would have been required to be included in an aggregation group had this Plan not been terminated;

          (ii) the extent to which rollovers and transfers are to be taken into account shall be determined in accordance with Section 416 of the Code and the regulations issued thereunder; and

          (iii) the account balances and accrued benefits of (a) an individual who is not currently a Key Employee but who was a Key Employee in a prior year or (b) an individual who is a Key Employee but who has not performed any services for the Company or an Affiliated Company at any time during the five
(5)-year period ending on the Determination Date shall be disregarded.

     (d)  Minimum Benefits.  For any Plan Year in which this Plan is a Top-Heavy
          ----------------
Plan, each Participant who is a Non-Key Employee and who is employed by the Company on the last day of the Plan Year shall receive a minimum allocation of Company contributions and/or forfeitures to his Account under this Plan which, when combined with the amount of any other contributions and/or forfeitures allocated to such Participant's accounts under any other defined contribution plans maintained by the Company or any Affiliated Company, shall be no less than the lesser of (i) three percent (3%) of his Limitation Year Compensation for such Plan Year or (ii) such percentage of his Limitation Year Compensation for such Plan Year which is equal to the highest percentage of Limitation Year Compensation which any Key Employee received in the form of Company contributions and/or forfeitures to his Account in this Plan for such Plan Year.

          For any Plan Year in which a Required Aggregation Group of which this Plan is a member is a Top-Heavy Group, the minimum top-heavy benefit with respect to each Participant in this Plan (other than Key Employees) who also participates in any defined benefit plan of the Company or any Affiliated Company shall be provided solely under this Plan, in lieu of any minimum benefit under such defined benefit plan. Each such Participants shall, if employed on the last day of the Plan Year, receive a minimum allocation of contributions and/or forfeitures totaling at least five percent (5%) of his Limitation Year Compensation for such Plan Year.

          Any contributions made to a Non-Key Employee's accounts under any defined contribution plans maintained by the Company or any Affiliated Company which were made on behalf of such Non-Key Employee pursuant to a cash or deferred arrangements satisfying the requirements of Section 401(k) of the Code may not be used to satisfy this minimum allocation requirement.

          For purposes of this Section 5.09(d), the term "Limitation Year Compensation" shall have the same meaning as set forth in Section 4.06(d)(5) of this Plan; provided, however, that a Participant's Limitation Year Compensation for any Plan Year shall not include any amounts in excess of One Hundred and Fifty Thousand Dollars ($150,000), as adjusted for increases in the cost of living pursuant to Section 401(a)(17) of the Code.

          (e) 415 Limit Adjustments.  If this Plan is a Top-Heavy Plan for any
              ---------------------
Plan Year, the references to a factor of one and twenty-five one-hundredths (1.25) in Sections 4.06(d)(2)(ii) and 4.06(d)(3)(ii) of this Plan shall be changed to references to a factor of one (1.0).

                                   ARTICLE VI
                                 THE TRUST FUND
                                 --------------

      6.01.  Contributions Held in Trust.  Contributions shall be held in a
             ---------------------------
Trust Fund maintained by Trustee, pursuant to the terms of the Trust Agreement. No Employee, Participant, surviving spouse or Beneficiary under this Plan or any other person shall have any interest in or right to any part of this Plan except as and to the extent provided by the terms of this Plan.

      6.02.  No Guarantee of Security Values.  The Company does not guarantee or
             -------------------------------
represent in any way that the value of Company common stock in which the Participant has an interest will increase or will not decrease. Each Participant assumes all risks in connection with any changes in the value of the Company common stock in which his Account is invested.

      6.03.  Responsibility of Trustee.
             -------------------------
              (a) The Sponsor shall enter into a Trust Agreement with a Trustee to be designated by the Administrative Board, which Trustee shall serve at the pleasure of the Administrative Board. The Trust Agreement shall provide, among other things, for a Trust Fund (to be administered by the Trustee) to which all contributions shall be made and from which all distributions shall be made, and the Trustee shall have such rights, powers and duties as the Administrative Board shall from time to time determine. All assets of the Trust Fund shall be held, invested and reinvested in accordance with the provisions of the Trust Agreement and this Plan. The Trustee shall be responsible solely for the safekeeping of the assets of the Trust Fund and shall have no responsibility for the operation or administration of this Plan, except as expressly provided herein. The Trustee shall have the authority to make distributions from the Trust Fund and to pay monies at the direction of the Administrative Board or its designee and in accordance with the terms of this Plan.

              (b) The Trustee shall evaluate the Trust Fund at fair market value as of the close of business on each Valuation Date. In making such evaluation, the Trustee shall deduct all charges, expenses and other liabilities, if any, contingent or otherwise, then chargeable against the Trust Fund, in order to give effect to income realized and expenses paid or incurred, losses sustained and unrealized gains or losses constituting appreciation or depreciation in the value of Trust investments since the last previous evaluation. As soon as practicable after such evaluation, the Trustee shall deliver in writing to the Administrative Board and to the Board of Directors of the Sponsor an evaluation of the Trust Fund together with a statement of the amount of net income or loss (including appreciation or depreciation in the value of Trust investments) since the last previous evaluation.

      6.04.  Expenses of this Plan.  Neither the principal nor the income of the
             ---------------------
Trust Fund shall be used for any purpose whatsoever other than for exclusive benefit of Participants, retired Participants, surviving spouses, and Beneficiaries, to meet the necessary expenses of this Plan, or as provided in
Section 9.08 of this Plan. All expenses of this Plan and Trust shall be paid from the Trust Fund, unless paid directly by the Company in its discretion.

     6.05.  Exempt Loans.
            ------------

             (a)  Terms.  The Board of Directors may direct the Trustee to
                  -----
obtain loans. Any such loan shall meet all requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulations Section 54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of the Participants and Beneficiaries.

     The proceeds of any such loan shall be used, within a reasonable time after the loan is obtained, only to purchase Company common stock, repay the loan, or repay any prior loan. Any such loan shall provide for no more than a reasonable rate of interest, as determined under Treasury Regulations Section 54.4975-7(b)(7), and must be without recourse against this Plan. The number of years to maturity under the loan must be definitely ascertainable at all times.

     The only assets of this Plan that may be given as collateral for a loan are shares of Company common stock acquired with the proceeds of the loan and shares of Company common stock that were used as collateral on a prior loan repaid with the proceeds of the current loan. Such Company common stock so pledged shall be placed in a Suspense Account. No person entitled to payments under a loan shall have recourse against Trust assets other than such collateral, contributions that are available under this Plan that meet obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. All contributions paid during the Plan Year in which a loan is made (whether before or after the date the proceeds of the loan are received), all contributions paid thereafter until the loan has been repaid in full, and all earnings from investment of such contributions, without regard to whether any such contributions and earnings have been allocated to Participants' Accounts, shall be available to meet obligations under the loan, unless otherwise provided by the Company at the time any such contribution is made.

     Any pledge of Company common stock must provide for the release of shares so pledged, as provided below, upon the payment of any portion of the loan. For each Plan Year during the duration of the loan, the number of shares of Company common stock released from such pledge must equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the year, and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future years. Such future years shall be determined without taking into account any possible extension or renewal periods. In the event the interest is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year.

          (b) Amounts Available for Loan Payments.  Payments of principal and
              -----------------------------------
interest on any such loan during a Plan Year shall be made by the Trustee (as directed by the Administrative Board) only from (1) Company contributions to the Trust made to meet this Plan's obligation under the loan and from any earnings attributable to Company common stock held as collateral for a loan

(both received during or prior to the Plan Year), less such payment in prior years; (2) the proceeds of a subsequent loan made to repay a prior loan; and (3) the proceeds of the sale of any Company common stock held as collateral for a loan. Such contributions and earnings must be accounted for separately by this Plan until the loan is repaid.

          (c) Allocation of Released Stock.  Company common stock released by
              ----------------------------
reason of the payment of principal or interest on a loan, which payment is attributable to Company contributions or dividends on Company common stock, shall immediately, upon release, be credited to the Participants' Accounts in accordance with the principles of Section 4.02(a) of this Plan. Company common stock released by reason of the payment of principal or interest on a loan, which payment is attributable to the sale of any Company common stock held as collateral for such loan, shall immediately, upon release, be credited to the Participants' Accounts in proportion to the respective opening account balances of such Accounts as of the first day of the applicable Plan Year.

          (d) Company Contributions.  The Company intends to contribute to the
              ---------------------
Trust, subject to its complete discretion, sufficient amounts to enable the Trustee to pay principal and interest on any such loans as they are due; provided, however, that no such contribution shall exceed the limitations in
Section 4.06 of this Plan, or cause the Company to fail to meet its regulatory capital requirements, if any.

                                  ARTICLE VII
                          ADMINISTRATION OF THIS PLAN
                          ---------------------------

      7.01.  Administrative Board.  This Plan shall be administered by an
             --------------------
Administrative Board consisting of at least three (3) members who shall be appointed from time to time by the Board of Directors and who shall serve at the pleasure of the Board of Directors. The members of the Administrative Board shall not receive any compensation for their services. The Administrative Board may perform any or all duties and exercise any or all powers of the Company under this Plan unless specifically reserved herein for the Board of Directors.

      7.02.  Organization of Administrative Board.  The Board of Directors shall
             ------------------------------------
appoint the Chairman of the Administrative Board. The members of the Administrative Board shall appoint a Secretary, who may be, but need not be, a member of the Administrative Board. The Administrative Board shall have the power to assign or allocate any of its responsibilities among its members (except the Chairmanship of the Administrative Board), and to designate one or more persons (including persons who are not members of the Administrative Board) to execute or deliver any instruments or make any payments on their behalf.

      7.03.  Meetings of Administrative Board.  The Administrative Board shall
             --------------------------------
hold meetings upon call by the Chairman or by a majority of the members at such place or places and at such time or at such intervals as may be stated in the call, as well as such meetings the place and time of which are fixed in advance by the Administrative Board. A majority of the members of the Administrative Board at any time in office shall constitute a quorum for the transaction of business. All resolutions adopted or other actions taken by the Administrative Board shall be by the vote of a majority of those present at a meeting or by a majority of the members of the Administrative Board if no meeting is held. Minutes of all meetings shall be made and preserved. No member of the Administrative Board may vote or take any other action with respect to a matter pertaining solely to himself.

      7.04.  Powers and Duties of the Administrative Board.  Subject to the
             ---------------------------------------------
limitations of this Plan, the Administrative Board shall have the powers necessary to discharge its duties hereunder. Any action on matters within the discretion of the Administrative Board shall be final and conclusive as to all interested persons. Any discretionary actions of the Administrative Board with respect to the administration of this Plan shall be made in a manner which does not discriminate in favor of stockholders, officers, or Highly Compensated Employees. The powers and duties of the Administrative Board include, but are not limited to, the following:

             (a) To make all determinations as to the right of any person to a benefit under this Plan and to issue directions to the Trustee accordingly;

             (b) To comply with applicable laws and governmental regulations relating to this Plan and to provide for the furnishing of such reports to Participants, the Internal Revenue Service, the Department of Labor and such other agencies as may be necessary for compliance;

             (c) To construe and interpret this Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;
             (d) To prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

             (e)  To fix minimum periods of notice where notice is required;

             (f) To prepare and distribute, in such manner as the Administrative Board determines to be appropriate, information explaining this Plan;

             (g) To receive from the Company and from Participants such information as shall be necessary for the proper administration of this Plan;

             (h) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund;

             (i) To cause to be prepared and submitted to the Board of Directors within a reasonable time after the end of the Plan Year a report or reports showing the fiscal transactions under this Plan, and under all existing Trust Agreement(s) for such preceding Plan Year;

             (j) To certify to the Trustee such information, records and data as may be necessary from time to time in the proper administration of this Plan and in the distribution of benefits in accordance with the provisions of this Plan;

             (k) To select or change the Trustee, record-keeper or investment advisor;

             (l) To provide for the systematic review of the performance of the Trustee;

             (m) To direct the purchase of such policies of fiduciary insurance and fidelity bonds as it deems appropriate;

             (n) To prescribe its own rules of procedure, its decisions pursuant to which as to any questions shall be binding upon all persons, provided the provisions of this Plan are not contravened;

             (o) To cause to be maintained such books of account, records and other data as may be necessary or advisable in its judgment for the purpose of the proper administration of this Plan;

             (p) To employ such agents, attorneys, advisors and clerical assistants as it deems necessary; and

             (q) To direct the Trustee concerning all payments that shall be made out of the Trust Fund pursuant to the provisions of this Plan.

     All rules and decisions of the Administrative Board shall be uniformly and consistently applied to all persons in similar circumstances. The Administrative Board shall be entitled to rely upon certificates of the Company and the Trustee as to information pertinent to any calculation or determination made pursuant to this Plan.

     7.05.  Claim Procedure.
            ---------------

             (a) A Participant or Beneficiary (hereinafter collectively referred to as the "Claimant") may file with the Administrative Board a written claim for benefits and/or rights under this Plan. The Administrative Board or its delegate, within a reasonable time not to exceed sixty (60) days, unless special circumstances require an extension of time of not more than an additional sixty
(60) days (in which event the Claimant will be notified of the delay during the first sixty (60) day period), shall provide adequate notice in writing to any Claimant whose claim for benefits has been denied, in whole or in part, setting forth (i) the specific reasons for denial, (ii) specific reference to the provision(s) of this Plan on which the denial is based, (iii) if applicable, a description of any additional material or information required to perfect the claim and an explanation of why such material or information is necessary and
(iv) information as to the steps to be taken in order for the denial of the claim to be reviewed.

             (b) If a claim is denied, the Claimant may file an appeal of the denied claim for benefits with the Administrative Board or its delegate within sixty (60) days after notice of denial. The Claimant shall have the right to review pertinent documents and submit issues and comments in writing to the Administrative Board, which shall notify the Claimant of its decision on the appeal of the denied claim. Such decision shall be rendered in writing as soon as possible after the decision is made, but in no event more than sixty (60) days after receipt of the appeal, and if the appeal is denied, shall include (i) specific reasons for the decision, and (ii) specific reference to the provision(s) of this Plan on which the decision is based. Such decision of the Administrative Board shall be final.

          Anything to the contrary in the foregoing notwithstanding, the claim procedure shall comply with all the requirements of Section 503 of ERISA and the regulations thereunder.

          (c) No Claimant shall institute any action or proceeding in any court of law or equity, state or federal, or before any administrative tribunal, for a claim for benefits under this Plan, until he has first exhausted the procedures set forth in this Section 7.05.

      7.06.  Limitation of Co-Fiduciary Liability.  Neither the Company, the
             ------------------------------------
Board of Directors, the Administrative Board (including the individual members thereof and the Secretary), nor any Employee who is deemed to be a fiduciary under this Plan shall be liable for a breach of fiduciary responsibility by another fiduciary under this Plan except as provided in Section 405(a) of ERISA.

      7.07.  Allocation and Delegation of Fiduciary Duties.
             ---------------------------------------------

              (a) The Administrative Board is hereby designated as the "named fiduciary" of this Plan within the meaning of Sections 402(a) and 402(c) of ERISA with respect to the operation and administration of this Plan. The Trustee is hereby designated as the "named fiduciary" of this Plan within the meaning of Sections 402(a) and 402(c) of ERISA with respect to the management of the assets of the Trust.

              (b) The Administrative Board may establish procedures for (i) the allocation of fiduciary responsibilities under this Plan among its members and
(ii) the designation of persons, including Participants hereunder other than members of the Administrative Board, to carry out fiduciary or other responsibilities under this Plan. If any fiduciary responsibility is allocated or if any person is designated to carry out any responsibility pursuant to the last preceding sentence, the other fiduciaries will not be liable for any act or omission of such person in carrying out such responsibility, except as provided in Section 405(c)(2) of ERISA.

      7.08.  Indemnification for Liability.  To the extent permitted by law, the
             -----------------------------
Company shall indemnify and hold harmless any of its officers and employees, any member of the Board of Directors, any member of the Administrative Board, any other person or organization (other than the Trustee or any Investment Manager) acting with respect to this Plan at the request of the Company or the Administrative Board, and may in its discretion so indemnify the Trustee from any and all claims, demands, suits or proceedings, for liability, loss, damage, penalty, or tax (including payment of legal fees and expenses in connection with defense against same) brought by any Participant, Beneficiary, Employee or any other person, corporation, governmental agency, or other entity, arising from any act or failure to act which constitutes or is alleged to constitute a prohibited transaction or a breach of such individual's fiduciary responsibilities with respect to this Plan under ERISA or any other law; provided, however, that such indemnification shall not apply to any willful misconduct, willful failure to act, or gross negligence.

     7.09.   Adoption of Plan by Affiliated Companies.  Any Affiliated Company,
             ----------------------------------------
whether or not presently existing, may, with the approval of the Board of Directors of the Company, adopt this Plan and Trust by means of appropriate corporate action of such Affiliated Company and by executing such documents as the Board of Directors of the Company may require in order for such Affiliated Company to become a party to the Trust. Any such Affiliated Company which adopts this Plan and Trust as provided above shall thereafter be included within the meaning of the term "Company" when used in this Plan and Trust, except that the authority to amend or terminate this Plan shall remain the exclusive responsibility of the Sponsor.

                                  ARTICLE VIII
                           AMENDMENT AND TERMINATION
                           -------------------------

      8.01.  Right of Termination; Exclusive Benefit Rule.  While it is the
             --------------------------------------------
intention of the Company to continue this Plan, the Board of Directors, or if the Board of Directors so resolves, the Administrative Board shall, with respect to all Participants, have the right to terminate this Plan at any time or to amend this Plan at any time or from time to time; provided, however, that no such amendment or termination shall be effective which (i) shall contravene any applicable statute or attempt to transfer any part of the funds held by the Trustee for purposes other than for the exclusive benefit of Participants or Beneficiaries or (ii) shall cause or permit any portion of the funds held by the Trustee under this Plan to revert to or become the property of the Company, except as provided in Section 9.08 of this Plan.

      8.02.  Vesting and Allocation of Assets on Termination of Plan.
             -------------------------------------------------------

              (a) In the event this Plan is terminated or partially terminated or upon complete discontinuance of contributions under this Plan (all within the meaning of Section 411(d)(3) of the Code and Treasury Regulations thereunder), the rights of all affected Participants accrued under this Plan to the date of such termination, partial termination or complete discontinuance shall be nonforfeitable; provided, however, that a Participant's recourse for satisfaction of such rights shall be limited to assets of this Plan.

              (b) Any distribution after termination of this Plan may be made at any time, and from time to time, in whole or in part, to the extent that no discrimination in value results, in cash, in securities or in other assets in kind as the Company, in its discretion, may determine and so direct the Trustee. In making any such distribution, any and all determinations, divisions, appraisals, apportionments and allotments so made shall be final and conclusive.

      8.03.  Right to Amend.  Notwithstanding anything in this Plan to the
             --------------
contrary, the Board of Directors may adopt any and all modifications of this Plan which such Board shall deem necessary or appropriate; provided, however, that no such modification shall make it possible for any part of the funds of this Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, retired Participants, or Beneficiaries under this Plan, except as provided in Section 9.08 of this Plan. No modification or amendment shall be made which has the effect of decreasing the accrued benefit of any Participant or of reducing a Participant's vested percentage in such accrued benefit.

      8.04.  Merger, Consolidation, or Transfer of Assets.  This Plan may not be
             --------------------------------------------
merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Participant, retired Participant or Beneficiary under this Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had been terminated.

                                   ARTICLE IX
                                    GENERAL
                                    -------

      9.01.  Forms.  All consents, elections, applications, designations, etc.,
             -----
required or permitted under this Plan must be made on forms prescribed and furnished by the Company.

      9.02.  Assignment.  Benefits provided under this Plan shall not be subject
             ----------
to assignment, alienation, transfer, hypothecation, encumbrance, commutation or anticipation. No right or claim to any of the monies or other assets under this Plan shall be assignable, nor shall such rights or claims be subject to garnishment, attachment, execution, or levy of any kind, and any attempt to assign, transfer, pledge, encumber, commute or anticipate the same will not be recognized by the Company or the Trustee except to such an extent as may be required by law. Notwithstanding the above, a Participant's benefits under this Plan may be offset by any amount the Participant is ordered or required to pay to this Plan in connection with a judgment or conviction for a crime, civil judgment or settlement agreement issued or entered into on or after August 5, 1997 and described in Section 401(a)(13)(C) of the Code. Notwithstanding the above, benefits shall be payable to an individual other than a Participant in accordance with the applicable requirements of a Qualified Domestic Relations Order (as defined below) pursuant to the following provisions:

          (i) A "Qualified Domestic Relations Order" shall mean a judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant, which creates or recognizes the existence of an alternative payee's right to, or which assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under this Plan, and which meets the following requirements:

              (a) such order shall specify the name and last known mailing address (if any) of the Participant and each alternate payee covered by the order,

              (b) such order shall specify the amount or percentage of the Participant's benefits to be paid by this Plan to each such alternate payee or the manner in which such amount or percentage is to be determined,

              (c) such order shall specify the number of payments or period to which such order applies,

              (d) such order shall specify each plan to which such order applies,

              (e) such order shall not require this Plan to provide any type or form of benefits or any option not otherwise provided under this Plan,

              (f) such order shall not require this Plan to provide increased benefits (determined on the basis of actuarial value), and

              (g) such order shall not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

         (ii) The Administrative Board shall determine a set of nondiscriminatory and reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders in accordance with Section 414(p) of the Code.

      9.03.  Payments to Incompetents.  Upon direction from the Company to the
             ------------------------
Trustee (i) that a person entitled to receive any benefits under this Plan is physically or mentally incompetent to receive such benefits and to give a valid release therefor; (ii) that another person or an institution is then maintaining or has custody of such Participant or Beneficiary; and (iii) that no guardian, committee or other representative of the estate of such Participant or Beneficiary has been duly appointed, the Trustee may pay such benefits to such other person or institution, and the release of such other person or institution shall be a valid and complete discharge for such payment.

      9.04.  Payments to Minors.  In the absence of the appointment of a legal
             ------------------
guardian, any amount payable to a minor may be paid at a rate not exceeding One Hundred Dollars ($100) a month to such adult or adults as have, in the opinion of the Company as communicated to the Trustee, assumed the custody or principal support of such minor.

      9.05.  Inability to Locate Participants or Beneficiaries.  If the Company
             -------------------------------------------------
is unable, after reasonable effort, to ascertain the identity, whereabouts or existence of any Participant or Beneficiary to whom a benefit is payable under this Plan, the benefit otherwise payable to the Participant or Beneficiary shall be forfeited, anything to the contrary contained elsewhere in this Plan notwithstanding; provided, however, that any benefits so forfeited shall be reinstated if a claim is subsequently made by such Participant or Beneficiary or if proof of death of such person satisfactory to the Company is received by the Company.

     Any benefits lost by reason of escheat under applicable state or District of Columbia law shall be considered forfeited and shall not be subsequently reinstated.

     Any amounts forfeited under this Section 9.05, other than by reason of escheat, shall be applied to reduce subsequent Company contributions to this Plan, and any restorations hereunder shall be made as Company contributions.

      9.06.  Rights of Employees and Company.  Nothing contained in this Plan
             -------------------------------
shall be deemed to give any Employee or any Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any Employee or Participant or change his job, position, title, authority, duties or rate of compensation at any time without regard to the effect which such action will have upon his rights, if any, under this Plan. Notwithstanding any other provision of this Plan, all payments of the benefits provided under this Plan shall be made solely out of funds held for such purpose by the Trustee hereunder, and the Company shall have no liability for such payments.

      9.07.  Governing Laws.  Except insofar as other federal legislation or
             --------------
applicable regulation shall govern, the validity and construction of this Plan and each of its provisions shall be subject to and governed by the laws of the District of Columbia. In the event of any conflict between provisions of this Plan and the terms of any contract or policy issued hereunder, the provisions of this Plan shall control. This Plan is intended to qualify under the Code and to comply with the provisions of ERISA and regulations thereunder and any other applicable federal laws and regulations, and the provisions of this Plan shall be construed to effectuate such intention.

      9.08.  Mistake of Fact.  If all or any portion of a contribution to this
             ---------------
Plan is made by the Company by a mistake of fact, the Company shall be entitled to receive a return of such contribution, net of any losses attributable thereto, as soon as possible, but in no event later than one (1) year after the payment of such contribution.

      9.09.  Headings as Matter of Convenience.  The headings used to describe
             ---------------------------------
the sections of this Plan are used for convenience of reference only and shall not be deemed to be dispositive or controlling as to questions related to Plan interpretation.

      9.10.  Military Service.  Notwithstanding any provisions of this Plan to
             ----------------
the contrary, contributions, benefits and service credit with respect to qualified military service (as defined in Code (S) 414(u)(5)) will be provided in accordance with Code (S) 414(u).

     IN WITNESS WHEREOF, NCRIC Group, Inc., has caused this Plan to be executed by its duly authorized representatives this _____ day of ______ 1999.

                              NCRIC Group, Inc.



                              By: _________________________________
                              Title: ______________________________



Attest:

By: ___________________________
Title: ________________________